MINERAL PROPERTIES, PLANT AND EQUIPMENT - Disclosure of detailed information about purchase price allocated to underlying assets acquired and liabilities assumed (Details) - Pitarrilla Project [Member] - USD ($)
$ in Thousands
	Jul. 06, 2022	Jan. 17, 2022
Pitarilla Project purchase consideration:
Common shares issued	$ 25,590	$ 35,000
Consideration paid in cash	35,067
Acquisition costs	880
Total consideration	61,537
Assets acquired:
Current assets	288
Buildings and equipment	652
Mineral properties	60,811
Total assets	61,751
Liabilities assumed:
Accounts payable and accrued liabilities	170
Reclamation liability	44
Total liabilities	214
Net identifiable assets acquired	$ 61,537